SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 26, 1999

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., (as depositor under the Pooling and Servicing Agreement, dated February 1, 1999, which forms the Trust, which will issue the Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2).


                SALOMON BROTHERS MORTGAGE  SECURITIES VII, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-62737-03               13-3439681
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


Seven World Trade Center, 29th Floor
New York, New York                                                10048
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-5659

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 10
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 1999 ( the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor, Cendant Mortgage Corporation, as master servicer, and The Chase Manhattan Bank, as trustee. On November 26, 1999 distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on November 26, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    November 29, 1999           By:  /s/ Cynthia Kerpen
                                        Cynthia Kerpen
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         November 26, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on November 26, 1999

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  NOVEMBER 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    1


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                          CURRENT
        FACE            PRINCIPAL                                                       REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE            PRINCIPAL     INTEREST         TOTAL         LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A1_1    60,123,603.00   56,273,634.38    1,069,775.74     304,815.52   1,374,591.26        0.00         0.00         55,203,858.64
A1_2     9,545,000.00    9,545,000.00            0.00      49,713.54      49,713.54        0.00         0.00          9,545,000.00
A1_3     9,545,000.00    9,545,000.00            0.00      53,690.63      53,690.63        0.00         0.00          9,545,000.00
A1_4    15,000,000.00   15,000,000.00            0.00      81,250.00      81,250.00        0.00         0.00         15,000,000.00
A1_5    49,800,000.00   47,174,596.58      729,510.59     255,529.06     985,039.65        0.00         0.00         46,445,085.99
A1_6       200,000.00      200,000.00            0.00       1,083.33       1,083.33        0.00         0.00            200,000.00
A2      68,254,245.00   65,011,450.03      429,027.59     352,145.35     781,172.94        0.00         0.00         64,582,422.44
PO       1,904,951.79    1,779,842.91       13,880.51           0.00      13,880.51        0.00         0.00          1,765,962.40
B1       4,466,000.00    4,401,098.42        4,157.33      23,839.28      27,996.61        0.00         0.00          4,396,941.09
B2       2,010,000.00    1,980,789.99        1,871.07      10,729.28      12,600.35        0.00         0.00          1,978,918.92
B3         781,000.00      769,650.10          727.04       4,168.94       4,895.98        0.00         0.00            768,923.06
B4         782,000.00      770,635.79          727.94       4,174.28       4,902.22        0.00         0.00            769,907.85
B5         335,000.00      330,131.69          311.85       1,788.21       2,100.06        0.00         0.00            329,819.84
B6PO       558,364.57      550,493.05          512.94           0.00         512.94        0.00         0.00            549,980.11
RII            200.00            0.00            0.00           0.00           0.00        0.00         0.00                  0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 223,305,364.36  213,332,322.94    2,250,502.60   1,142,927.42   3,393,430.02        0.00         0.00        211,081,820.34
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
IO     223,305,364.36  213,332,322.94            0.00      59,330.85       59,330.85       0.00         0.00        211,081,820.34
B6IO       558,364.57      550,493.05            0.00       2,981.84        2,981.84       0.00         0.00            549,980.11
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
B1_1     3,009,032.45    2,965,983.07         2,701.24     16,065.74       18,766.98       0.00         0.00          2,963,281.83
B1_2     1,456,967.55    1,435,115.35         1,456.09      7,773.54        9,229.63       0.00         0.00          1,433,659.26
B2_1     1,354,364.60    1,334,988.08         1,215.83      7,231.19        8,447.02       0.00         0.00          1,333,772.25
B2_2       655,635.40      645,801.91           655.24      3,498.09        4,153.33       0.00         0.00            645,146.67
B3_1       526,030.68      518,504.92           472.22      2,808.57        3,280.79       0.00         0.00            518,032.70
B3_2       254,969.32      251,145.18           254.82      1,360.37        1,615.19       0.00         0.00            250,890.36
B4_1       527,030.68      519,490.61           473.12      2,813.91        3,287.03       0.00         0.00            519,017.49
B4_2       254,969.32      251,145.18           254.82      1,360.37        1,615.19       0.00         0.00            250,890.36
B5_1       225,727.44      222,498.03           202.64      1,205.20        1,407.84       0.00         0.00            222,295.39
B5_2       109,272.56      107,633.66           109.21        583.02          692.23       0.00         0.00            107,524.45
B6PO_1     376,243.63      371,102.08           330.93          0.00          330.93       0.00         0.00            370,771.15
B6PO_2     182,120.94      179,390.97           182.01          0.00          182.01       0.00         0.00            179,208.96
-----------------------------------------------------------------------------------------------------------------------------------





                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  NOVEMBER 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #   2

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

                     PRIOR                                                      CURRENT                         CURRENT
                     PRINCIPAL                                                  PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR         PRINCIPAL      INTEREST       TOTAL         FACTOR           CLASS          RATE

-------------------------------------------------------------------------------------------  ------------------------------------
A1_1  79548KG85     935.96577005  17.79294132      5.06981460   22.86275591     918.17282873     A1_1           6.500000 %
A1_2  79548KG93   1,000.00000000   0.00000000      5.20833316    5.20833316   1,000.00000000     A1_2           6.250000 %
A1_3  79548KH27   1,000.00000000   0.00000000      5.62500052    5.62500052   1,000.00000000     A1_3           6.750000 %
A1_4  79548KH35   1,000.00000000   0.00000000      5.41666667    5.41666667   1,000.00000000     A1_4           6.500000 %
A1_5  79548KH43     947.28105582  14.64880703      5.13110562   19.77991265     932.63224880     A1_5           6.500000 %
A1_6  79548KJ66   1,000.00000000   0.00000000      5.41665000    5.41665000   1,000.00000000     A1_6           6.500000 %
A2    79548KH76     952.48947564   6.28572758      5.15931793   11.44504551     946.20374806     A2             6.500000 %
PO                  934.32438519   7.28654136      0.00000000    7.28654136     927.03784383     PO             0.000000 %
B1    79548KH84     985.46762651   0.93088446      5.33794895    6.26883341     984.53674205     B1             6.500000 %
B2    79548KH92     985.46765672   0.93088060      5.33795025    6.26883085     984.53677612     B2             6.500000 %
B3    79548KJ25     985.46747759   0.93090909      5.33795134    6.26886044     984.53656850     B3             6.500000 %
B4    79548KJ33     985.46776215   0.93086957      5.33795396    6.26882353     984.53689258     B4             6.500000 %
B5    79548KJ41     985.46773134   0.93089552      5.33794030    6.26883582     984.53683582     B5             6.500000 %
B6PO  79548KJ58     985.90254392   0.91864711      0.00000000    0.91864711     984.98389681     B6PO           0.000000 %
RII   79548KH68       0.00000000   0.00000000      0.00000000    0.00000000       0.00000000     B1_1           6.500000 %
                                                                                                 B1_2           6.500000 %
-------------------------------------------------------------------------------------------      B2_1           6.500000 %
TOTALS              955.33899757  10.07813944      5.11822644   15.19636588     945.26085813     B2_2           6.500000 %
-------------------------------------------------------------------------------------------      B3_1           6.500000 %
                                                                                                 B3_2           6.500000 %
-------------------------------------------------------------------------------------------      B4_1           6.500000 %
IO                  955.33899757   0.00000000      0.26569380    0.26569380     945.26085813     B4_2           6.500000 %
B6IO                985.90254392   0.00000000      5.34031018    5.34031018     984.98389681     B5_1           6.500000 %
-------------------------------------------------------------------------------------------      B5_2           6.500000 %
                                                                                                 B6PO_1         0.000000 %
-------------------------------------------------------------------------------------------      B6PO_2         0.000000 %
B1_1                985.69328157   0.89771049      5.33917140    6.23688189     984.79557108     RII            6.500000 %
B1_2                985.00158772   0.99939769      5.33542425    6.33482194     984.00219003-----------------------------------
B2_1                985.69327639   0.89771248      5.33917529    6.23688776     984.79556391     IO             0.333738 %
B2_2                985.00158777   0.99939692      5.33541966    6.33481658     984.00219085     B6IO           6.500000 %
B3_1                985.69330595   0.89770429      5.33917527    6.23687957     984.79560166-----------------------------------
B3_2                985.00156803   0.99941436      5.33542624    6.33484060     984.00215367
B4_1                985.69329968   0.89770865      5.33917684    6.23688549     984.79559103
B4_2                985.00156803   0.99941436      5.33542624    6.33484060     984.00215367
B5_1                985.69332111   0.89771983      5.33918251    6.23690235     984.79560128
B5_2                985.00172413   0.99942749      5.33546574    6.33489322     984.00229664
B6PO_1              986.33451947   0.87956306      0.00000000    0.87956306     985.45495641
B6PO_2              985.01012569   0.99939084      0.00000000    0.99939084     984.01073484

-------------------------------------------------------------------------------------------  -----------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:
                     ---------------------------------------
                                MICHAEL A. SMITH
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-8552
                       Email: michael.a.smith@chase.com
                     ---------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       NOVEMBER 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        PAGE #   3


Sec. 4.02(iii)      Aggregate Amount of Servicing Compensation                                                          37,886.75

Sec. 4.02(iv)       Aggregate Amount of P&I Advances for each Sub-Pool 1                                                     0.00
Sec. 4.02(iv)       Aggregate Amount of P&I Advances for each Sub-Pool 2                                                     0.00

Sec. 4.02(v)        Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties for Sub-Pool 1 142,069,934.96

Sec. 4.02(v)        Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties for Sub-Pool 2  69,011,885.38

Sec. 4.02(vi)       Sub-Pool 1

                         Number of Mortgage Loans as of the related Due Period                                                459

                         Aggregate Principal Balance of Mortgage Loans as of the related Due Period                142,069,934.96

                         Weighted average remaining term to maturity as of the related Due Period                          346.00

                         Weighted average Mortgage Rate of the Mortgage Loans as of the related Due Period               7.13880%

Sec. 4.02(vi)       Sub-Pool 2

                         Number of Mortgage Loans as of the related Due Period                                                213

                         Aggregate Principal Balance of Mortgage Loans as of the related Due Period                 69,011,885.38

                         Weighted average remaining term to maturity as of the related Due Period                          343.00

                         Weighted average Mortgage Rate of the Mortgage Loans as of the related Due Period               6.68477%


Sec. 4.02(vii)      DELINQUENCIES

                 --------------------------------------------------------------------
                                        Group 1
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           1            325,378.54              0.23 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                1            325,378.54              0.23 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 2
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           1            325,378.54              0.15 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                1            325,378.54              0.15 %
                 --------------------------------------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       NOVEMBER 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         PAGE #  4



Sec. 4.02(vii)      FORECLOSURE (Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------


Sec. 4.02(vii)      LOANS IN BANKRUPTCY (Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------


Sec. 4.02(viii)     REO Properties (Not Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

Sec. 4.02(ix)       Aggregate Book Value of REO Loans                                                                        0.00





                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       NOVEMBER 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        PAGE #  5






Sec. 4.02(x)        Aggregate Principal Prepayment made during the related Prepayment Period                         2,025,869.38

Sec. 4.02(xi)       Aggregate Realized Losses made during the related Prepayment Period

                         Sub-Pool 1                                                                                          0.00

                         Sub-Pool 2                                                                                          0.00

Sec. 4.02(xii)      Aggregate Extraordinary Trust Fund Expenses withdrawn from the Collection Account
                    or the Distribution Account                                                                              0.00

Sec. 4.02(xvi)      Aggregate Prepayment Interest Shortfalls, to the extent not covered by the Master Servicer               0.00

Sec. 4.02(xvii)     Aggregate amount of Relief Act Interest Shortfall                                                        0.00

Sec. 4.02(xviii)    Applicable Bankruptcy Amount                                                                       100,000.00
                    Applicable Fraud Loss Amount                                                                     2,233,054.00
                    Applicable Special Hazard Amount                                                                 3,604,579.00

Sec. 4.02(xx)       Mortgage Loans as to which foreclosure proceeeding have been concluded                                   0.00

Sec. 4.02(xxi)      Mortgage Loans as to which a Final Liquidation has occurred

                         Number of loans                                                                                     0.00
                         Unpaid principal balance                                                                            0.00
                         Liquidated Proceeds                                                                                 0.00






                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

